EXHIBIT 1.1



         B
                      THE HALLWOOD GROUP INCORPORATED

THIS CERTIFICATE MAY        INCORPORATED UNDER THE             CUSIP 406364
  BE PRESENTED FOR      LAWS OF THE STATE OF DELAWARE    SEE REVERSE FOR CERTAIN
      TRANSFER                                                  DEFINITIONS
 IN BOSTON, MASS. OR
   NEW YORK, N.Y.


THIS CERTIFIES THAT

                                   PRODUCTION COORDINATOR ALBERT DERMOVSESIAN
                                               (215)-830-2103
                                         PROOF OF FEBRUARY 27, 1997
                                               HALLWOOD GROUP
                                                  H 49229fc
                                   __________________________________________
                                     Opr.                eg             NEW
                                   __________________________________________
                                           /net/banknote/home 12/H

IS THE OWNER OF

                                          AMERICAN BANKNOTE COMPANY
                                             680 BLAIR MILL ROAD
                                             HORSHAM, PA  19044
                                                215-657-3480
                                _____________________________________________
                                SALESPERSON         C. SHARKEY - 215-830-2153
                                _____________________________________________
                                  /home/ed/inprogress/home12/Hallwood49229




FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES B PREFERRED STOCK, PAR VALUE $.10 PER SHARE, OF

THE HALLWOOD GROUP INCORPORATED, transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this certificate property endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

 Dated:

                                                             /s/ Robert L. Lynch
COUNTERSIGNED AND REGISTERED                                 -------------------
THE FIRST NATIONAL BANK OF BOSTON                            VICE CHAIRMAN
        (BOSTON, MASS.)    TRANSFER AGENT
                           AND REGISTRAR   [CORPORATE SEAL]

BY                   /s/ M. Penezic                          /s/ Melvin J. Melle
                     -------------------                     -------------------
                     AUTHORIZED OFFICER                      SECRETARY





CORPDAL:61416.1  18747-00001

                         THE HALLWOOD GROUP INCORPORATED

         A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR
RESTRICTIONS  OF  SUCH  PREFERENCES  AND/OR  RIGHTS  WILL  BE  FURNISHED  BY THE
CORPORATION, WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, UPON APPLICATION TO ITS TRANSFER AGENT, OR TO THE SECRETARY OF THE CORPORATION.

                  KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -_____Custodian______
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
           survivorship and not as tenants         Act _______________________
           in common                                          (State)

     Additional abbreviations may also be used though not in the above list.

 For value received, _____________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

            [__________________]

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

         Dated _________________________________


     NOTICE:        ____________________________________________________________
                    THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:________________________________________________________
                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


     AMERICAN BANKNOTE COMPANY        PRODUCTION COORDINATOR ALBERT DERMOVSESIAN
        680 BLAIR MILL ROAD                           (215)-830-2103
        HORSHAM, PA  19044                       PROOF OF FEBRUARY 27, 1997
           215-657-3480                               HALLWOOD GROUP
_________________________________________                H 49229bk
SALESPERSON -  C. SHARKEY - 215-830-2153     ___________________________________
_________________________________________       Opr.          eg           NEW
/home/ed/in progress/home12/Hallwood49229    ___________________________________
                                                  /net/banknote/home 12/H


CORPDAL:61416.1  18747-00001